SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 12, 2004

FEDEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Item 2.  Acquisition or Disposition of Assets.

On February 12, 2004, FedEx Corporation (“FedEx”) completed its acquisition of Kinko’s, Inc. (“Kinko’s”) in accordance with the terms of the Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 29, 2003 among Kinko’s, FedEx, Keyway, Inc., a wholly owned subsidiary of FedEx (“Merger Sub”), and the Principal Stockholders named therein.  The full text of the Merger Agreement is filed as Exhibit 2.1 and incorporated herein by reference.  A copy of FedEx’s press release dated February 12, 2004 announcing the completion of the merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the Merger Agreement, Merger Sub was merged with and into Kinko’s, and Kinko’s became a wholly owned subsidiary of FedEx.  The aggregate merger consideration paid by FedEx for Kinko’s was $2.4 billion in cash.  The merger consideration was determined by arm’s length negotiations among the parties and financed with borrowings under a new $2 billion six-month revolving credit facility and cash on hand.  Prior to the merger, no material relationships existed between Clayton, Dubilier & Rice, Inc., the manager of funds that owned approximately 73 percent of Kinko’s outstanding shares, and FedEx, any affiliate of FedEx, any director or officer of FedEx or any associate of any such director or officer.  Prior to the merger, an affiliate of JPMorgan Chase Bank owned approximately 18 percent of Kinko’s outstanding shares.  JPMorgan Chase Bank serves as administrative agent and has provided $700 million of the commitments for FedEx’s $2 billion credit facility referred to above.  In addition, FedEx has other commercial banking relationships with JPMorgan Chase Bank and its affiliates, including JPMorgan Chase Bank’s role as the administrative agent and a lender under FedEx’s previously existing $1 billion revolving credit facilities.

Kinko’s provides document management and business services in the United States of America and nine other countries.  FedEx intends to continue the business of Kinko’s, with Gary M. Kusin remaining president and chief executive officer of Kinko’s and the headquarters of Kinko’s remaining located in Dallas, Texas.

Item 7.  Financial Statements and Exhibits.

(c)                         Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated as of December 29, 2003 among Kinko’s, Inc., FedEx Corporation, Keyway, Inc. and the Principal Stockholders named therein.  (Filed as Exhibit 2.1 to FedEx’s Current Report on Form 8-K dated December 29, 2003, and incorporated herein by reference.)

10.1	Credit Agreement dated as of February 11, 2004 among FedEx Corporation, JPMorgan Chase Bank, individually and as administrative agent, and certain lenders.

99.1	Press Release issued by FedEx dated February 12, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FedEx Corporation

Date: February 19, 2004	By:	/s/ JAMES S. HUDSON
James S. Hudson
Corporate Vice President —
Strategic Financial Planning and Control

Federal Express Corporation

Date: February 19, 2004	By:	/s/ JAY L. COFIELD
Jay L. Cofield
Vice President and Worldwide Controller

3

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated as of December 29, 2003 among Kinko’s, Inc., FedEx Corporation, Keyway, Inc. and the Principal Stockholders named therein.  (Filed as Exhibit 2.1 to FedEx’s Current Report on Form 8-K dated December 29, 2003, and incorporated herein by reference.)

10.1	Credit Agreement dated as of February 11, 2004 among FedEx Corporation, JPMorgan Chase Bank, individually and as administrative agent, and certain lenders.

99.1	Press Release issued by FedEx dated February 12, 2004.

E-1